                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8031

                        Seligman Value Fund Series, Inc.
                          Seligman Large-Cap Value Fund
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   6/30/03

                                   FORM N-CSR

ITEM 1.  REPORT TO STOCKHOLDERS.

                  SELIGMAN LARGE-CAP VALUE FUND
                  Mid-Year Report June 30, 2003

Seligman
Large-Cap Value Fund

Mid-Year Report June 30, 2003 A Value Approach to Seeking the Capital Appreciation Potential of Larger Companies

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Portfolio of Investments	7

Statement of Assets
and Liabilities	9

Statement of
Operations	10

Statements of
Changes in Net Assets	11

Notes to Financial
Statements	12

Financial Highlights	17

Board of Directors and
Executive Officers	22

Glossary of
Financial Terms	23

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Large-Cap Value Fund follows this letter. This report contains performance information, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2003, the Fund posted a total return of 12.21% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average, returned 10.76%, the Russell 1000 Value Index returned 11.57%, and the S&P 500 returned 11.76%.

We appreciate your continued support of Seligman Large-Cap Value Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2003

Performance Overview (unaudited)

Growth of an Assumed $10,000 Investment

Class A Shares
April 25, 1997† to June 30, 2003

Class B Shares
April 25, 1997† to June 30, 2003

Class C Shares
May 27, 1999† to June 30, 2003

Class D Shares
April 25, 1997† to June 30, 2003

Class I Shares
November 30, 2001† to June 30, 2003

Class R Shares
April 30, 2003† to June 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment since inception for Class A, Class B, Class C, Class D, Class I and Class R shares, assuming that all applicable initial sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

Performance Overview (unaudited)

Investment Results

Total Returns
For Periods Ended June 30, 2003

			Average Annual

					Class A, B,
	Class R				and D	Class C	Class I
	Since				Since	Since	Since
	Inception	Six	One	Five	Inception	Inception	Inception
	4/30/03*	Months*	Year	Years	4/25/97	5/27/99	11/30/01

Class A**

With Sales Charge	n/a	6.91%	(13.39)%	(3.51)%	2.86%	n/a	n/a

Without Sales Charge	n/a	12.21	(9.09)	(2.56)	3.37	n/a	n/a

Class B**

With CDSC†	n/a	6.68	(14.37)	(4.04)	n/a	n/a	n/a

Without CDSC	n/a	11.68	(9.87)	(3.66)	3.11	n/a	n/a

Class C**

With Sales Charge and CDSCø	n/a	9.62	(11.65)	n/a	n/a	(5.51)%	n/a

Without Sales Charge and CDSC	n/a	11.68	(9.87)	n/a	n/a	(5.27)	n/a

Class D**

With 1% CDSC	n/a	10.83	(10.67)	n/a	n/a	n/a	n/a

Without CDSC	n/a	11.83	(9.77)	(3.66)	3.11	n/a	n/a

Class I**	n/a	12.58	(8.55)	n/a	n/a	n/a	(13.78)%

Class R**

With 1% CDSC	6.87%	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	7.87	n/a	n/a	n/a	n/a	n/a	n/a

Lipper Large-Cap Value
Funds Average***	7.62	10.76	(2.32)	(0.44)	3.90 ††	(2.73)	(6.07)

Russell 1000 Value Index***	7.79	11.57	(1.02)	1.05	7.40	(1.41)	(2.24)

S&P 500***	6.62	11.76	0.25	(1.61)	5.44	(6.41)	(7.87)

Net Asset Value Per Share
	6/30/03	12/31/02	6/30/02

Class A	$8.36	$7.45	$9.27

Class B	8.13	7.28	9.02

Class C	8.13	7.28	9.02

Class D	8.13	7.27	9.01

Class I	8.41	7.47	9.29

Class R	8.36	n/a	n/a

Capital Loss Information Per Share
For the Six Months Ended June 30, 2003

Realized	$(1.120)

Unrealized	(0.997	)‡

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include those periods would be lower.

(Continued on next page.)

Performance Overview (unaudited)

(Continued from page 3.)

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***	The Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of all distributions. The Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges, and the Lipper Large-Cap Value Funds Average excludes the effect of taxes and sales charges. The Lipper Large-Cap Value Funds Average measures the performance of mutual funds that invest at least 75% of their assets in large-cap companies and that have below-average price-to-earnings ratios relative to the S&P 500. The Russell 1000 Value Index measures the performance of large-cap value stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 24, 1997.
ø	The CDSC is 1% for periods of 18 months or less.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2003.

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2003

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2003	2002

Common Stocks:

Aerospace and Defense	2	$10,395,724	$11,476,200	6.2	8.7

Automobiles and Components	1	11,856,823	5,663,609	3.0	2.6

Banks	3	21,574,660	20,029,300	10.8	9.9

Capital Goods	—	—	—	—	2.0

Chemicals	2	12,197,025	13,577,000	7.3	7.1

Communications Equipment	1	1,241,024	1,420,848	0.8	2.6

Computers and Peripherals	1	6,489,046	5,775,000	3.1	3.8

Diversified Financials	3	23,615,951	20,572,200	11.1	10.4

Energy	2	13,905,445	11,488,200	6.2	6.5

Food and Staple Retailing	1	6,314,319	6,404,125	3.4	2.7

Health Care Equipment and Supplies	2	11,580,144	10,024,820	5.4	6.1

Household Products	1	4,331,449	3,806,220	2.1	2.7

Industrial Conglomerates	1	5,326,770	5,162,400	2.8	—

Insurance	3	24,498,098	19,121,850	10.3	11.2

Paper and Forest Products	2	15,469,197	12,917,800	7.0	6.4

Pharmaceuticals	2	17,708,023	12,155,520	6.5	5.6

Retailing	2	9,757,391	12,086,060	6.5	4.7

Tobacco	1	5,977,506	7,270,400	3.9	3.6

Transportation	1	1,053,406	1,146,429	0.6	—

Utilities	1	5,677,870	6,350,000	3.4	3.6

	32	208,969,871	186,447,981	100.4	100.2

Other Assets Less Liabilities	—	(693,835)	(693,835)	(0.4)	(0.2)

Net Assets	32	$208,276,036	$185,754,146	100.0	100.0

Largest Industries
June 30, 2003

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Honeywell International*	Juniper Networks**

Sears, Roebuck*	Goodrich (B.F.)**

Cisco Systems*	Boeing**

CSX*	El Paso**

Baxter International	Medtronic

UNUMProvident	International Business Machines

Georgia-Pacific	Kimberly-Clark

General Electric	JPMorgan Chase

J.C. Penney

Washington Mutual

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2003

Security	Value	Percent of Net Assets

FleetBoston Financial	$7,427,500	4.0

JPMorgan Chase	7,348,700	4.0

Altria Group	7,270,400	3.9

Georgia-Pacific	7,201,000	3.9

Wyeth	7,078,470	3.8

Dow Chemical	6,966,000	3.8

St. Paul Companies	6,936,900	3.7

Sears, Roebuck	6,862,560	3.7

Citigroup	6,634,000	3.6

Praxair	6,611,000	3.6

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Common Stocks 100.4%

Aerospace and Defense 6.2%

Honeywell International	190,000	$5,101,500

United Technologies	90,000	6,374,700

		11,476,200

Automobiles and Components 3.0%

Ford Motor	515,342	5,663,609

Banks 10.8%

Fannie Mae	95,000	6,406,800

FleetBoston Financial	250,000	7,427,500

Washington Mutual	150,000	6,195,000

		20,029,300

Chemicals 7.3%

Dow Chemical	225,000	6,966,000

Praxair	110,000	6,611,000

		13,577,000

Communications Equipment 0.8%

Cisco Systems*	85,800	1,420,848

Computers and Peripherals 3.1%

International Business Machines	70,000	5,775,000

Diversified Financials 11.1%

The Bank of New York	229,200	6,589,500

Citigroup	155,000	6,634,000

JPMorgan Chase	215,000	7,348,700

		20,572,200

Energy 6.2%

ChevronTexaco	80,000	5,776,000

Transocean Sedco Forex	260,000	5,712,200

		11,488,200

Food and Staple Retailing 3.4%

Costco Wholesale*	175,000	6,404,125

Health Care Equipment and Supplies 5.4%

Baxter International	190,000	4,940,000

Medtronic	106,000	5,084,820

		10,024,820

See footnotes on page 8.

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Household Products 2.1%

Kimberly-Clark	73,000	$3,806,220

Industrial Conglomerates 2.8%

General Electric	180,000	5,162,400

Insurance 10.3%

Allstate	165,000	5,882,250

St. Paul Companies	190,000	6,936,900

UNUMProvident	470,000	6,302,700

		19,121,850

Paper and Forest Products 7.0%

Georgia-Pacific	380,000	7,201,000

International Paper	160,000	5,716,800

		12,917,800

Pharmaceuticals 6.5%

Bristol-Meyers Squibb	187,000	5,077,050

Wyeth	155,400	7,078,470

		12,155,520

Retailing 6.5%

J.C. Penney	310,000	5,223,500

Sears, Roebuck	204,000	6,862,560

		12,086,060

Tobacco 3.9%

Altria Group	160,000	7,270,400

Transportation 0.6%

CSX	38,100	1,146,429

Utilities 3.4%

AES	1,000,000	6,350,000

Total Investments (Cost $208,969,871) 100.4%		186,447,981

Other Assets Less Liabilities (0.4)%		(693,835)

Net Assets 100.0%		$185,754,146

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2003

Assets:

Investments, at value:

Common stocks (cost $208,969,871)	$186,447,981

Receivable for dividends and interest	464,265

Receivable for Capital Stock sold	237,075

Expenses prepaid to shareholder servicing agent	96,848

Other	68,740

Total Assets	187,314,909

Liabilities:

Payable for Capital Stock repurchased	832,291

Bank overdraft	287,204

Payable for securities purchased	132,087

Management fee payable	125,521

Distribution and service fees payable	115,026

Accrued expenses and other	68,634

Total Liabilities	1,560,763

Net Assets	$185,754,146

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
22,599,302 shares outstanding):

Class A	$ 7,882

Class B	6,869

Class C	4,371

Class D	2,901

Class I	576

Additional paid-in capital	264,146,753

Undistributed net investment income	443,571

Accumulated net realized loss	(56,336,887)

Net unrealized depreciation of investments	(22,521,890)

Net Assets	$185,754,146

Net Asset Value per Share:

Class A ($65,894,328 ÷ 7,881,987 shares)	$8.36

Class B ($55,880,511 ÷ 6,869,189 shares)	$8.13

Class C ($35,557,259 ÷ 4,371,307 shares)	$8.13

Class D ($23,575,396 ÷ 2,900,416 shares)	$8.13

Class I ($4,845,031 ÷ 576,209 shares)	$8.41

Class R ($1,621 ÷ 194 shares)	$8.36

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2003

Investment Income:

Dividends	$2,322,603

Interest	4,240

Total Investment Income	2,326,843

Expenses:

Management fees	706,802

Distribution and service fees	622,080

Shareholder account services	434,166

Registration	40,745

Custody and related services	37,706

Auditing and legal fees	24,005

Directors’ fees and expenses	5,772

Miscellaneous	8,637

Total Expenses	1,879,913

Net Investment Income	446,930

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(25,311,597)

Net change in unrealized depreciation of investments	44,323,916

Net Gain on Investments	19,012,319

Increase in Net Assets from Operations	$19,459,249

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

		Year
	Six Months	Ended
	Ended	December 31,
	June 30, 2003	2002

Operations:

Net investment income	$446,930	$519,977

Net realized loss on investments	(25,311,597)	(15,103,826)

Net change in unrealized appreciation/depreciation of investments	44,323,916	(78,668,580)

Increase (Decrease) in Net Assets from Operations	19,459,249	(93,252,429)

Distributions to Shareholders:

Net investment income:

Class A	—	(517,180)

Class I	—	(34,800)

Decrease in Net Assets From Distributions	—	(551,980)

Capital Share Transactions:

Net proceeds from sales of shares	11,838,485	58,376,831

Investment of dividends	—	489,474

Exchanged from associated funds	7,902,707	43,761,213

Total	19,741,192	102,627,518

Cost of shares repurchased	(29,783,485)	(84,659,465)

Exchanged into associated funds	(6,034,323)	(38,146,690)

Total	(35,817,808)	(122,806,155)

Decrease in Net Assets from Capital Share Transactions	(16,076,616)	(20,178,637)

Increase (Decrease) in Net Assets	3,382,633	(113,983,046)

Net Assets:

Beginning of period	182,371,513	296,354,559

End of Period (including undistributed/(net of dividends in excess of)
net investment income of $443,571 and $(3,359), respectively)	$185,754,146	$182,371,513

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Large-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc. (the “Series”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 194 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements (unaudited)

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2003, amounted to $19,220,417 and $34,463,763, respectively.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $10,352,160 and $32,874,050, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,962 from sales of Class A shares. Commissions of $23,219 and $12,182 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2003, fees incurred under the Plan aggregated $70,606, or 0.23% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organiza-

Notes to Financial Statements (unaudited)

tions are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D shares, amounted to $262,362, $176,465 and $112,646, respectively. For the period April 30, 2003 to June 30, 2003, fees incurred in respect of Class R shares were $1, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the six months ended June 30, 2003, such charges amounted to $27,487.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2003, amounted to $8,036.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2003, Seligman Services, Inc. received commissions of $296 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $3,493, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $434,166 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Series’ potential obligation under the Guaranties is $445,500. As of June 30, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Notes to Financial Statements (unaudited)

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2003, of $3,762 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility may be increased to a maximum of $535 million prior to September 30, 2003 at the request of the participating funds to add additional banks to or increase the commitments of existing banks in the facility. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $26,279,436, which is available for offset against future taxable net capital gains, with $3,172,058 expiring in 2009 and $23,107,378 expiring in 2010. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $1,844,504 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class A	Shares	Amount	Shares	Amount

Sales of shares	888,715	$6,700,015	3,584,303	$35,837,103

Exchanged from associated funds	600,596	4,708,415	2,722,143	24,079,558

Investment of dividends	—	—	59,227	454,636

Total	1,489,311	11,408,430	6,365,673	60,371,297

Shares repurchased	(1,625,613)	(12,002,247)	(4,553,492)	(42,681,257)

Exchanged into associated funds	(273,023)	(2,033,929)	(2,401,435)	(21,029,989)

Transfer to Class I	—	—	(175,006)	(1,767,560)

Total	(1,898,636)	(14,036,176)	(7,129,933)	(65,478,806)

Decrease	(409,325)	$(2,627,746)	(764,260)	$(5,107,509)

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class B	Shares	Amount	Shares	Amount

Sales of shares	224,424	$1,650,884	648,391	$6,021,554

Exchanged from associated funds	190,746	1,426,479	1,268,524	11,562,704

Total	415,170	3,077,363	1,916,915	17,584,258

Shares repurchased	(925,512)	(6,776,951)	(1,856,709)	(15,836,625)

Exchanged into associated funds	(236,354)	(1,714,691)	(1,081,347)	(9,422,532)

Total	(1,161,866)	(8,491,642)	(2,938,056)	(25,259,157)

Decrease	(746,696)	$(5,414,279)	(1,021,141)	$(7,674,899)

Class C	Shares	Amount	Shares	Amount

Sales of shares	162,198	$1,202,675	1,043,047	$9,908,085

Exchanged from associated funds	75,710	573,609	337,147	2,776,163

Total	237,908	1,776,284	1,380,194	12,684,248

Shares repurchased	(990,917)	(7,288,484)	(1,904,743)	(16,054,755)

Exchanged into associated funds	(158,221)	(1,140,974)	(508,117)	(4,278,448)

Total	(1,149,138)	(8,429,458)	(2,412,860)	(20,333,203)

Decrease	(911,230)	$(6,653,174)	(1,032,666)	$(7,648,955)

Class D	Shares	Amount	Shares	Amount

Sales of shares	188,436	$1,391,113	402,866	$3,607,395

Exchanged from associated funds	159,842	1,194,204	609,063	5,342,788

Total	348,278	2,585,317	1,011,929	8,950,183

Shares repurchased	(482,601)	(3,583,138)	(1,135,108)	(9,688,245)

Exchanged into associated funds	(152,523)	(1,144,729)	(407,803)	(3,415,721)

Total	(635,124)	(4,727,867)	(1,542,911)	(13,103,966)

Decrease	(286,846)	$(2,142,550)	(530,982)	$(4,153,783)

Class I	Shares	Amount	Shares	Amount

Sales of shares	117,666	$892,298	332,657	$3,002,694

Investment of dividends	—	—	4,536	34,838

Transfer from Class A	—	—	175,006	1,767,560

Total	117,666	892,298	512,199	4,805,092

Shares repurchased	(19,139)	(132,665)	(45,417)	(398,583)

Increase	98,527	$759,633	466,782	$4,406,509

	April 30, 2003* to
	June 30, 2003

Class R	Shares	Amount

Sales of shares	194	$1,500

Shares repurchased	—	—

Increase	194	$1,500

*Commencement of offering of shares.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$7.45	$10.86	$12.16	$9.75	$10.04	$9.09

Income (Loss) from Investment Operations:

Net investment income	0.04	0.07	0.06	0.07	0.05	0.06

Net realized and unrealized gain (loss)
on investments	0.87	(3.42)	(1.26)	2.74	(0.32)	0.99

Total from Investment Operations	0.91	(3.35)	(1.20)	2.81	(0.27)	1.05

Less Distributions:

Dividends from net investment income	—	(0.06)	(0.06)	—	(0.02)	(0.04)

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—	(0.06)

Total Distributions	—	(0.06)	(0.10)	(0.40)	(0.02)	(0.10)

Net Asset Value, End of Period	$8.36	$7.45	$10.86	$12.16	$9.75	$10.04

Total Return:	12.21%	(30.85)%	(9.85)%	29.09%	(2.68)%	11.57%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$65,894	$61,769	$98,317	$76,411	$46,687	$49,297

Ratio of expenses to average net assets	1.66%†	1.61%	1.46%	1.61%	1.50%	1.50%

Ratio of net investment income to
average net assets	0.97%†	0.71%	0.59%	0.72%	0.53%	0.61%

Portfolio turnover rate	10.81%	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 21.

Financial Highlights (unaudited)

CLASS B

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$7.28	$10.60	$11.90	$9.62	$9.96	$9.04

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.02)	(0.02)

Net realized and unrealized gain (loss)
on investments	0.84	(3.31)	(1.24)	2.68	(0.32)	1.00

Total from Investment Operations	0.85	(3.32)	(1.26)	2.68	(0.34)	0.98

Less Distributions:

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—	(0.06)

Net Asset Value, End of Period	$8.13	$7.28	$10.60	$11.90	$9.62	$9.96

Total Return:	11.68%	(31.32)%	(10.58)%	28.13%	(3.41)%	10.85%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$55,881	$55,420	$91,576	$67,675	$56,926	$56,342

Ratio of expenses to average net assets	2.43%†	2.39%	2.21%	2.36%	2.25%	2.25%

Ratio of net investment income (loss)
to average net assets	0.20%†	(0.07)%	(0.16)%	(0.03)%	(0.22)%	(0.14)%

Portfolio turnover rate	10.81%	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 21.

Financial Highlights (unaudited)

CLASS C

	Six Months	Year Ended December 31,
	Ended				5/27/99* to
	6/30/03	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$7.28	$10.60	$11.90	$9.62	$10.55

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.01)

Net realized and unrealized gain (loss)
on investments	0.84	(3.31)	(1.24)	2.68	(0.92)

Total from Investment Operations	0.85	(3.32)	(1.26)	2.68	(0.93)

Less Distributions:

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—

Net Asset Value, End of Period	$8.13	$7.28	$10.60	$11.90	$9.62

Total Return:	11.68%	(31.32)%	(10.58)%	28.13%	(8.82)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$35,557	$38,439	$66,951	$36,900	$9,169

Ratio of expenses to average net assets	2.43%†	2.39%	2.21%	2.36%	2.36	%†

Ratio of net investment income (loss)
to average net assets	0.20%†	(0.07)%	(0.16)%	(0.03)%	(0.23	)%†

Portfolio turnover rate	10.81%	24.32%	17.57%	45.79%	30.97	%††

See footnotes on page 21.

Financial Highlights (unaudited)

CLASS D

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$7.27	$10.59	$11.89	$9.62	$9.96	$9.04

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.02)	(0.02)

Net realized and unrealized gain (loss)
on investments	0.85	(3.31)	(1.24)	2.67	(0.32)	1.00

Total from Investment Operations	0.86	(3.32)	(1.26)	2.67	(0.34)	0.98

Less Distributions:

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—	(0.06)

Net Asset Value, End of Period	$8.13	$7.27	$10.59	$11.89	$9.62	$9.96

Total Return:	11.83%	(31.35)%	(10.59)%	28.02%	(3.41)%	10.85%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$23,575	$23,176	$39,392	$31,044	$34,355	$42,886

Ratio of expenses to average net assets	2.43%†	2.39%	2.21%	2.36%	2.25%	2.25%

Ratio of net investment income (loss)
to average net assets	0.20%†	(0.07)%	(0.16)%	(0.03)%	(0.22)%	(0.14)%

Portfolio turnover rate	10.81%	24.32%	17.57%	45.79%	30.97%	10.44%

See footnotes on page 21.

Financial Highlights (unaudited)

CLASS I					CLASS R

	Six Months		11/30/01*		4/30/03*
	Ended	Year Ended	to		to
	6/30/03	12/31/02	12/31/01		6/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.47	$10.86	$10.80		$7.75

Income (Loss) from Investment Operations:

Net investment income	0.06	0.11	0.01		0.01

Net realized and unrealized gain (loss) on investments	0.88	(3.42)	0.11		0.60

Total from Investment Operations	0.94	(3.31)	0.12		0.61

Less Distributions:

Dividends from net investment income	—	(0.08)	—		—

Distributions from net realized capital gain	—	—	(0.06)		—

Total Distributions	—	(0.08)	(0.06)		—

Net Asset Value, End of Period	$8.41	$7.47	$10.86		$8.36

Total Return:	12.58%	(30.52)%	1.13%		7.87%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,845	$3,568	$118		$2

Ratio of expenses to average net assets	1.13%†	1.08%	1.04	%†	1.85	%†

Ratio of net investment income to average net assets	1.52%†	1.24%	1.19	%†	0.80	%†

Portfolio turnover rate	10.81%	24.32%	17.57	%†††	10.81	%ø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.12%	1.76	%†

Ratio of net investment income to average net assets		1.20%	0.48	%†

* Commencement of offering of shares.
** The Manager, at its discretion, reimbursed expenses for certain periods presented.
† Annualized.
†† For the year ended December 31, 1999.
††† For the year ended December 31, 2001.
ø For the six months ended June 30, 2003.
See Notes to Financial Statements.

Board of Directors

Robert B. Catell 3, 4	William C. Morris 1

• Chairman and Chief Executive Officer,	• Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.
John R. Galvin 2, 4
Leroy C. Richie 2, 4
• Dean Emeritus,
Fletcher School of Law and Diplomacy at	• Chairman and CEO, Q Standards Worldwide,
Tufts University	Inc.
• Director, Kerr-McGee Corporation
Paul C. Guidone 1
Robert L. Shafer 3, 4
• Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	• Retired Vice President, Pfizer Inc.

Alice S. Ilchman 3, 4	James N. Whitson 2, 4

• President Emerita, Sarah Lawrence College	• Director, C-SPAN
• Trustee, Committee for Economic	• Director, CommScope, Inc.
Development
Brian T. Zino 1
Frank A. McPherson 3, 4
• President, J. & W. Seligman & Co.
• Director, ConocoPhillips	Incorporated
• Director, Integris Health	• Chairman, Seligman Data Corp.
• Chairman, ICI Mutual Insurance Company
John E. Merow 2, 4	• Member of the Board of Governors,
Investment Company Institute
• Director, Commonwealth Industries, Inc.
• Trustee, New York-Presbyterian Hospital
• Retired Chairman and Senior Partner,	Member: 1 Executive Committee
Sullivan & Cromwell LLP	2 Audit Committee
3 Director Nominating Committee
Betsy S. Michel 2, 4	4 Board Operations Committee

• Trustee, The Geraldine R. Dodge Foundation

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Neil T. Eigen	Frank J. Nasta

Vice President	Secretary

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

This report is intended only for the information of
shareholders or those who have received the offering
prospectus covering shares of Capital Stock of
Seligman Large-Cap Value Fund, Inc., which contains
information about the sales charges, management fee,
and other costs. Please read the prospectus carefully
before investing or sending money.

EQVLC3 6/03

ITEM 2.  CODE OF ETHICS.

                  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form
       N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)    The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 10.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of
       1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LARGE-CAP VALUE FUND

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    August 22, 2003

By:      /s/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    August 22, 2003

SELIGMAN LARGE-CAP VALUE FUND

EXHIBIT INDEX

         (a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
         Company Act of 1940.

         (b)     Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.